Exhibit 10.2

LIBOR TRANSITION AMENDMENT

THIS LIBOR TRANSITION AMENDMENT (this “Agreement”), dated as of January 21, 2022 (the “Amendment Effective Date”), is entered into among INVESCO REIT OPERATING PARTNERSHIP LP, a Delaware limited partnership (“Borrower”), INVESCO REAL ESTATE INCOME TRUST INC., a Maryland corporation (“Parent”), and the Subsidiary Guarantors party hereto, as guarantors (“Guarantors” and together with Borrower and Parent, the “Loan Parties”), BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”), L/C Issuer and a Lender.

RECITALS

WHEREAS, the Loan Parties, Administrative Agent and certain Lenders have entered into that certain Revolving Credit Agreement dated as of January 22, 2021, as amended by that certain Waiver and First Amendment to Revolving Credit Agreement dated as of March 25, 2021 (as the same may be further amended, modified, supplemented, or restated from time to time, the “Credit Agreement”);

WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Credit Agreement incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; and

WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, Administrative Agent has determined that certain conforming changes are necessary or advisable.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Exhibit attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.

2.    Agreement. Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, the parties hereto hereby agree that the terms set forth on Exhibit A shall apply to all Loans. For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Loans and such provisions are not specifically addressed by Exhibit A, the provisions in the Credit Agreement shall continue to apply to the Loans.

3.    Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.

4.    Conditions Precedent. This Agreement shall become effective upon receipt by Administrative Agent of counterparts of this Agreement, properly executed by the Loan Parties and Administrative Agent.

5.    Payment of Expenses. Borrower agrees to reimburse Administrative Agent for all reasonable fees, charges and disbursements of Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable fees, charges and disbursements of counsel to Administrative Agent (paid directly to such counsel if requested by Administrative Agent).

6.    Miscellaneous.

(a)    The Loan Documents, and the obligations of the Loan Parties under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.

(b)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Security Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Security Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Documents remain and continue in full force and effect in respect of, and to secure, the Obligations. Each Loan Party (other than Borrower) hereby reaffirms its obligations under the Credit Facility Guaranty and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof.

(c) Each Loan Party represents and warrants that:

(i)    The execution, delivery and performance by such Person of this Agreement is within such Person’s organizational powers and has been duly authorized by all necessary organizational, partnership, member or other action, as applicable, as may be necessary or required.

(ii)    This Agreement has been duly executed and delivered by such Person, and constitutes a valid and binding obligation of such Person, enforceable against it in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(iii)    The execution and delivery by such Person of this Agreement and performance by such Person of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any lien under, or require any payment to be made under (x) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any subsidiary thereof or (y) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Person or any subsidiary thereof or its property is subject or (c) violate any law.

(iv)    Before and after giving effect to this Agreement, (A) all representations and warranties of such Person set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) on and as of the Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) as of such earlier date), and (B) no Event of Default exists.

(d)    This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many

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counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.

(e)    Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)    The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Remainder of Page Intentionally Left Blank;

Signature Page(s) Follow(s).]

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

LOAN PARTIES:

BORROWER:

INVESCO REIT OPERATING PARTNERSHIP LP, a Delaware limited partnership

By:	Invesco Real Estate Income Trust Inc., a Maryland corporation, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President - Transaction Services

Signature Page to

LIBOR Transition Amendment

PARENT GUARANTOR:

INVESCO REAL ESTATE INCOME TRUST INC., a Maryland corporation

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President - Transaction Services

Signature Page to

LIBOR Transition Amendment

SUBSIDIARY GUARANTORS:

5201 INDUSTRY OWNER, LP, a Delaware limited partnership

By:	5201 Industry Owner GP, LLC, a Delaware
limited liability company, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

13034 EXCELSIOR OWNER, LP, a Delaware limited partnership

By:	13034 Excelsior Owner GP, LLC, a Delaware
limited liability company, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

9805 WILLOWS OFFICE, LLC, a Delaware limited liability company

By:	Invesco REIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:	Invesco Real Estate Income Trust Inc., a Maryland corporation, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President - Transaction Services

Signature Page to

LIBOR Transition Amendment

CORTONA RESIDENCES, LLC, a Delaware limited liability company

By:	Invesco REIT Operating Partnership LP, a Delaware limited partnership, its sole member

By:	Invesco Real Estate Income Trust Inc., a Maryland corporation, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President - Transaction Services

SALEM NORTH SELF STORAGE OWNER, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

SALEM SOUTH SELF STORAGE OWNER, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

SALEM WEST SELF STORAGE OWNER, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

Signature Page to

LIBOR Transition Amendment

SOUTH LOOP STORAGE OWNER, LP

By:	South Loop Storage Owner GP, LLC, its general partner

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

SOUTH LOOP STORAGE OWNER GP, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

MIDWEST INDUSTRIAL INVESTORS, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

MIDWEST INDUSTRIAL MEMBER, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

MIDWEST INDUSTRIAL MANAGER, LLC

By:	/s/ Jason W. Geer
	Name:	Jason W. Geer
	Title:	Vice President and Secretary

Signature Page to

LIBOR Transition Amendment

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and a Lender

By:	/s/ Matthew R. Lohr
Matthew R. Lohr, Vice President

Signature Page to

LIBOR Transition Amendment

EXHIBIT A

1.	Defined Terms. The following terms shall have the meanings set forth below:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus one half of one percent (0.5%) per annum, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” (c) Term SOFR with an Interest Period of one month plus one percent (1.00%) per annum, and (d) one percent (1.00%) per annum. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where Administrative Agent’s Office is located.

“CME” means CME Group Benchmark Administration Limited.

“Conforming Changes” with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate, Daily Simple SOFR or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “Daily Simple SOFR”, “SOFR”, “Term SOFR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Daily Simple SOFR” means, with respect to any applicable determination date, the SOFR published on the fifth (5th) U.S. Government Securities Business Day preceding such date of determination by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided, however that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first (1st) U.S. Government Securities Business Day immediately prior thereto; plus the SOFR Adjustment. Notwithstanding anything to the contrary contained herein, to the extent that, at any time, Daily Simple SOFR shall be less than the Floor, Daily Simple SOFR shall be deemed to be the Floor for purposes of the Credit Agreement.

“Daily Simple SOFR Loans” means Loans bearing interest based on Daily Simple SOFR.

“Floor” means zero percent.

“Interest Payment Date” means: (a) as to any Term Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Term Rate Loan exceeds three (3) months, each of the respective dates that fall every three (3) months after the beginning of such Interest Period will also be an Interest Payment Date; and (b) as to any Daily Simple

Exhibit A - Page 1

SOFR Loan, the first (1st) day of the month for interest accrued through the last Business Day of the prior calendar month (or, if such day is not a Business Day, the next preceding Business Day), and the Maturity Date.

“Interest Period” means as to each Term Rate Loan, the period commencing on the date such Term Rate Loan is disbursed or converted to or continued as a Term Rate Loan and ending on the date one, three or six months thereafter (in each case subject to availability), or any other period (not exceeding six months) agreed by the Lenders in relation to the relevant Loan, as selected by Borrower in its Loan Notice; provided that:

(a)    any Interest Period that would otherwise end on a day that is not a Business Day will be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period will end on the next preceding Business Day;

(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) will end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)    no Interest Period may extend beyond the Stated Maturity Date.

“Relevant Rate” means (a) the applicable SOFR Rate or (b) the applicable Successor Rate.

“Scheduled Unavailability Date” is defined in Section 3.03(b)(ii).

“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

“SOFR Adjustment” with respect to (a) Daily Simple SOFR means 0.10% (10 basis points); (b)    Term SOFR means 0.10% (10 basis points) for an Interest Period of one-month’s duration, 0.15% (15 basis points;) for an Interest Period of three-month’s duration, and 0.25% (25 basis points) for an Interest Period of six-months’ duration.

“SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time.

“SOFR Rate” means Daily Simple SOFR or Term SOFR, as applicable.

“Successor Rate” is defined in Section 3.03(b).

“Term Rate Loan” means a Loan advanced bearing interest based on Term SOFR.

“Term SOFR” means:

(a)    for any Interest Period with respect to a Term Rate Loan, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. Eastern Time on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and

Exhibit A - Page 2

(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one (1) month commencing that day;

provided that if the Term SOFR determined in accordance with either of the foregoing clauses (a) or (b) of this definition would otherwise be less than the Floor, Term SOFR shall be deemed to be the Floor for purposes of the Credit Agreement.

“Term SOFR Replacement Date” has the meaning specified in Section 3.03.

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time).

“Type” means, with respect to a Loan, its character as a Term Rate Loan or a Daily Simple SOFR Loan, with reference to the Relevant Rate.

“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

2.	Agreements. From and after the Amendment Effective Date, the parties hereto agree as follows:

(a)    Loans. Any request for a new Loan, or to continue an existing Loan, shall be deemed to be a request for a new Loan bearing interest at the SOFR Rate requested by Borrower; provided, that, in any case, to the extent any Eurodollar Rate Loan is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the Eurodollar Rate as defined in the Credit Agreement prior to the effectiveness of this Agreement until the end of the current Interest Period applicable to such Loan. Following the end of any current Interest Period applicable to any Eurodollar Rate Loan that is outstanding on the Amendment Effective Date, the definition of “LIBOR Screen Rate” shall be deleted from the Credit Agreement.

(b)    References to Eurodollar Rate, Eurodollar Rate Loans, Daily Floating LIBOR Rate and Daily Floating LIBOR Rate Loans in the Credit Agreement and Loan Documents. References to the Eurodollar Rate, Eurodollar Rate Loans, Daily Floating LIBOR Rate and Daily Floating LIBOR Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein shall be deemed to be references to the Relevant Rate, as applicable given the context of the reference.

(c)    Interest Rates. Administrative Agent does not warrant, nor accept responsibility, nor shall Administrative Agent have any liability with respect to the administration, submission or any other matter related to the Relevant Rates (including, for the avoidance of doubt, the definition of such rate, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate or the effect of any of the foregoing, or of any Conforming Changes. Administrative Agent and its Affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without

Exhibit A - Page 3

limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of the Loan Documents, and shall have no liability to Borrower, any Lender, the L/C Issuer or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service; provided that the foregoing limitation on liability shall not apply to the extent of Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment.

(d)    Conforming Changes. With respect to SOFR, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement, the Credit Agreement or any other Loan Document; provided that with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such Conforming Changes to Borrower and the Lenders reasonably promptly after such amendment becomes effective.

(e)    Loan Notice. For purposes of any Borrowing, Borrower shall use the Loan Notice attached hereto as Exhibit B.

(f)    Interest Periods. Any reference made to Interest Periods of other than one, three or six months in the Credit Agreement shall be revised to refer to Interest Periods of one, three or six months, as applicable.

(g)    Interest.

(i)    Subject to the provisions of the Credit Agreement with respect to interest at the Default Rate: (A) each Term Rate Loan will bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Relevant Rate for such Interest Period plus the Applicable Rate; and (B) each Daily Simple SOFR Loan will bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Relevant Rate plus the Applicable Rate. For the avoidance of doubt, the Applicable Rate for each Loan other than Base Rate Loans will be the rate indicated in the definition of “Applicable Rate” for “Eurodollar Rate Loans” and “Daily Floating LIBOR Rate Loans”.

(ii)    Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(g)    Computations. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest with respect to the SOFR Rate shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the

Exhibit A - Page 4

same day on which it is made shall, subject to subject to the provisions in the Credit Agreement addressing payments generally, bear interest for one day. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(h)    Borrowings, Conversions and Continuations of Loans. Section 2.02(a) of the Credit Agreement is hereby replaced in its entirety by the following:

2.02    Borrowings, Conversions and Continuations of Loans.

(a)    Request for Borrowing. Each Loan Credit Extension will be made upon Borrower’s irrevocable notice to Administrative Agent, which may be given by (x)    telephone or (y) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Administrative Agent of a Loan Notice (and each Loan Notice submitted by a Qualified Borrower must be countersigned by a Responsible Officer of Borrowers), together with a Borrowing Base Certificate. Each such Loan Notice must be received by Administrative Agent not later than 11:00 a.m. at least:

(i)    three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term Rate Loans, or of any conversion of Term Rate Loans to Daily Simple SOFR Loans; and

(ii)    one Business Day prior to the requested date of any Borrowing of Daily Simple SOFR Loans.

Each Loan Notice must specify: (A) whether Borrower is requesting a Borrowing, a conversion of Loans from one Type of Loan to the other, or a continuation of Term Rate Loans; (B)    the requested date of such Borrowing (which must be a Business Day); (C) the Type of Loans to be borrowed or to which existing Loans are to be converted; (D) if applicable, the duration of the Interest Period with respect thereto; and (E) to which account the proceeds of such Borrowing should be directed. If Borrower fails to specify a Type of Loan in a Loan Notice or if Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans will be made as, or converted to, Daily Simple SOFR Loans; provided, however, that in the case of a failure to timely request a continuation of Term Rate Loans, such Loans shall be continued as a Term Rate Loans with an Interest Period of one month (unless a Default or an Event of Default has occurred and is continuing, in which case such Loans shall automatically be converted to Daily Simple SOFR Loans). Any such automatic continuation of Term Loans or conversion to Daily Simple SOFR Loans, as applicable, will be effective as of the last day of the Interest Period then in effect with respect to the applicable Term Rate Loans. If Borrower requests a Borrowing of Term Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

Without limitation of any other conditions herein, a Borrowing or continuation of or conversion to Term Rate Loans shall not be permitted if:

(i)    A Default or Event of Default has occurred and is continuing and has not been waived by Required Lenders or all Lenders, as applicable; or

(ii)    The requested Borrowing or continuation of or conversion to Term Rate Loans would cause more than ten (10) Interest Periods to be in effect at any one time for Term Rate Loans, after giving effect to all Term Rate Loans, all conversions of Loans from one Type to another, and all continuations of Loans as the same Type; or

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(iii)    The requested interest period does not conform to the definition of Interest Period herein; or

(iv)    Any of the circumstances referred to in Section 3.03 shall apply with respect to the requested Borrowing or continuation of or conversion to Term Rate Loans.

(i)    Inability to Determine Rate; Successor Rates. Section 3.03 of the Credit Agreement is hereby replaced in its entirety by the following:

3.03    Inability to Determine Rates.

(a)    If in connection with any request for a Term Rate Loan or Daily Simple SOFR Loan, or a conversion of Daily Simple SOFR Loans to Term Rate Loans or a continuation of any of such advances, as applicable, (a) Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under Section 3.03(b)(i) or the Scheduled Unavailability Date has occurred, or (ii) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term Rate Loan or in connection with an existing or proposed Base Rate Loan, or (iii) adequate and reasonable means do not otherwise exist for determining Daily Simple SOFR in connection with an existing or proposed Daily Simple SOFR Loan, or (b) Administrative Agent or Required Lenders determine that for any reason that Term SOFR for any requested Interest Period or Daily Simple SOFR with respect to a proposed advance does not adequately and fairly reflect the cost to such Lenders of funding such advance, Administrative Agent will promptly so notify Borrower and each Lender. Thereafter, (x) the obligation of Lenders to make or maintain Term Rate Loans, Daily Simple SOFR Loans, or to convert Daily Simple SOFR Loans to Term Rate Loans, shall be suspended (to the extent of the affected Term Rate Loans, Daily Simple SOFR Loans, or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until Administrative Agent (or, in the case of a determination by Required Lenders described in Section 3.03(b), until Administrative Agent upon instruction of Required Lenders) revokes such notice. Upon receipt of such notice, (1) Borrower may revoke any pending request for a borrowing of, or conversion to, or continuation of Term Rate Loans or Daily Simple SOFR Loans (to the extent of the affected Term Rate Loans, Daily Simple SOFR Loans, or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a borrowing of Base Rate Loans in the amount specified therein, (2) any outstanding Term Rate Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period, and (3) any outstanding Daily Simple SOFR Loans shall immediately be deemed to have been converted to Base Rate Loans.

(b)    Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Administrative Agent determines (which determination shall be conclusive absent manifest error), or Borrower or Required Lenders notify Administrative Agent (with, in the case of Required Lenders, a copy to Borrower) that Borrower or Required Lenders (as applicable) have determined, that

(i)    If adequate and reasonable means do not exist for ascertaining one (1) month, three (3) month, and six (6) month interest periods of Term SOFR, including because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

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(ii)    CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one (1) month, three (3) month, and six (6) month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to Administrative Agent, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one (1) month, three (3) month, and six (6) month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”);

then, on a date and time determined by Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (b) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”).

If the Successor Rate is Daily Simple SOFR, all interest payments will be payable on a monthly basis.

Notwithstanding anything to the contrary herein, (i) if Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in clauses (a) or (b) above have occurred with respect to Daily Simple SOFR or the Successor Rate then in effect, then in each case, Administrative Agent and Borrower may amend this Agreement solely for the purpose of replacing Term SOFR, Daily Simple SOFR, and/or any then current Successor Rate in accordance with this Section at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after Administrative Agent shall have posted such proposed amendment to all Lenders and Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to Administrative Agent written notice that such Required Lenders object to such amendment.

Exhibit A - Page 7

Administrative Agent will promptly (in one or more notices) notify Borrower and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than the Floor, the Successor Rate will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, Administrative Agent shall post each such amendment implementing such Conforming Changes to Borrower and the Lenders reasonably promptly after such amendment becomes effective.

Exhibit A - Page 8

EXHIBIT B

[FORM OF] LOAN NOTICE

Date:                    , 20

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit Agreement, dated as of January 22, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among INVESCO REIT OPERATING PARTNERSHIP LP, a Delaware limited partnership (“Borrower”), Invesco Real Estate Income Trust Inc., a Maryland corporation, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

Complete the following:

1.	Borrower hereby requests (check one box only):

☐	A Borrowing

☐	A conversion of Loans from one Type to the other

☐	A continuation of Term SOFR Loans

(a)	On (a Business Day).

(b)	In the amount of $ .

(c)	Comprised of [Base Rate Loans] [Daily Simple SOFR Rate Loans] [Term Rate Loans].

(d)	For Term Rate Loans: with an Interest Period of [one (1)] [three (3)] [six (6)] months.

2.	In connection with the [Borrowing] [continuation] [conversion] requested herein, Borrower hereby represents, warrants, and certifies to Administrative Agent for the benefit of Lenders that:

(a)

The Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01(b) of the Credit Agreement, and the accuracy of the statements contained in Sections 7.02(a) and 7.02(b) of the Credit Agreement with respect to such Borrowing;

(b)	Following the requested [Borrowing] [continuation] [conversion], the Total Outstandings will be $ plus accrued, unpaid interest; and

(c)	After giving effect to such [Borrowing] [continuation] [conversion], the Total Outstandings on and as of such date will not exceed the Maximum Availability on and as of such date.

3.	Following are Borrower’s instructions for distribution of loan proceeds (appropriate wire instructions, etc.):

Exhibit B - Page 1

[Remainder of Page Intentionally Left Blank;

Signature Page(s) Follow(s).]

Exhibit B - Page 2

This Loan Notice is executed on                    , 20    . Borrower hereby certifies each and every matter contained herein to be true and correct.

BORROWER:

INVESCO REIT OPERATING PARTNERSHIP LP

By:	Invesco Real Estate Income Trust Inc., its general partner

By:
Name:
Title:

Signature Page to

Loan Notice